Exhibit 10.1 SEVERANCE & GENERAL RELEASE AGREEMENT For and in consideration of the mutual promises, covenants, and agreements made by and between Roopa Unnikrishnan (referred to hereinafter as “EMPLOYEE,” a term which includes the employee and all assigns, heirs, and successors in interest) and IDEX Service Corporation (“Company,” a term which includes IDEX Service Corporation, IDEX Corporation, any parent, subsidiary, or affiliated companies, and the officers, directors, shareholders, employees, agents, attorneys and contractors of each), as set forth below: (1) Last Day of Employment: EMPLOYEE agrees that her employment with the Company will end on February 28, 2026 (hereinafter referred to as the “Termination Date”), whereupon all benefits and privileges related to employment will cease, except as otherwise set forth in this Severance & General Release Agreement (hereinafter referred to as the “Agreement”). (2) Consideration: In consideration for the promises and benefits made herein, the Company agrees to provide the following, provided that EMPLOYEE signs, does not revoke, and complies with, this Agreement: (i) A lump sum payment of $455,500.00 (less applicable taxes and withholdings) (the “Severance Payment”) to EMPLOYEE. EMPLOYEE agrees that this amount represents the equivalent of her base salary for twelve (12) months. (ii) As further consideration for EMPLOYEE’s timely execution and non-revocation of this Agreement and her compliance with the terms hereof, the Company will provide EMPLOYEE with a lump-sum payment of $273,300.00 (less applicable taxes and withholdings) (the “Additional Severance Payment”). The parties agree this constitutes an amount equivalent to EMPLOYEE’s targeted annual bonus. (iii) As further consideration for EMPLOYEE’s timely execution and non-revocation of this Agreement and her compliance with the terms hereof, the Company will provide EMPLOYEE with a lump-sum payment of $270,567.00 (less applicable taxes and withholdings) (the “Enhanced Additional Severance Payment”). The parties agree this constitutes an amount equivalent to the annual bonus EMPLOYEE would otherwise have received under the Company’s MICP for 2025. EMPLOYEE agrees and acknowledges that she is not entitled to any additional payment pursuant to the Company’s MICP for the 2025 plan year or any subsequent plan year. (iv) As further consideration for EMPLOYEE’s timely execution and non-revocation of this Agreement and her compliance with the terms hereof, the Company will provide EMPLOYEE with a lump-sum payment of $44,782.40 (less applicable taxes and withholdings). The parties agree that this payment is intended to cover the costs of medical continuation coverage during the period corresponding to the Severance Payment described in Paragraph 2(i) above (the “Enhanced Severance Benefit”). (v) As further consideration for EMPLOYEE’s timely execution and non-revocation of this Agreement and her compliance with the terms hereof, the Company will provide EMPLOYEE with outplacement services of her choice for a period of six (6) months, up to a maximum cost of $45,000.00, which will be paid directly to the selected outplacement vendor by the Company. EMPLOYEE is not able to initiate outplacement services until this Agreement has been signed and returned to the Company and the Revocation Period (as defined below) has passed. EMPLOYEE is required to initiate services within 90 days of her Termination Date or the benefit will be waived. In the event EMPLOYEE does not use the entire outplacement budget set forth in this Paragraph, EMPLOYEE acknowledges and agrees that the unused remainder will not be paid out to EMPLOYEE. The payments provided for in Paragraphs 2(i) through 2(iv) will be paid in the form of a lump sum payment on the next regular payroll cycle following: (a) EMPLOYEE’s Termination Date; and (b) EMPLOYEE’s execution and return of the Agreement to the Company and after the Revocation Period (as defined below) has passed (provided EMPLOYEE does not breach the Agreement). To the extent (a) the Agreement is not timely signed and returned to the Company within forty-five (45) days of receipt, (b) the Agreement is revoked within seven (7) days following EMPLOYEE’s execution thereof, or (c) EMPLOYEE breaches this Agreement, EMPLOYEE will forfeit her right to receive the payments and benefits described in Paragraph 2. EMPLOYEE is not eligible for any other payments after the Termination Date, other than specifically provided herein. No severance pay or benefits will be paid or provided to EMPLOYEE until all expense reports have been received, reviewed and finalized, and all Company property has been returned as provided in Paragraph 7 (Return of Company Property). EMPLOYEE is responsible for any and all federal, state, and local taxes applicable for the payments and benefits provided in this Agreement. The Company makes no representation regarding the taxability of the payments or other benefits specified in Paragraph 2 of this Agreement. (3) Release of Claims: The parties agree that in consideration for the undertakings and promises of the Company, EMPLOYEE unconditionally releases, discharges, holds harmless, and agrees to indemnify the Company from each and every claim, cause of action, right, liability or demand of any kind, and from any claims which may be derived therefrom, that EMPLOYEE had, has, or might claim to have against the Company as of the date EMPLOYEE executes this Agreement, including but not limited to claims of every kind and character, known or unknown, matured or not matured, which EMPLOYEE may have now or in the future arising from any act or omission or condition occurring on or prior to the date EMPLOYEE executes this Agreement (including, without limitation, the future effects of such acts, omissions, or conditions), whether based on tort, contract (express or implied), or any federal, state, or local law, statute, or regulation (collectively, the ”Released Claims”). By way of example and not in limitation of the foregoing, Released Claims shall include any claims arising under: (i) Title VII of the Civil Rights Act of 1964, 42 U.S.C §1981, the Age Discrimination in Employment Act, the Americans with Disabilities Act, any applicable state, county or local fair employment practice law or ordinance, the National Labor Relations Act (“NLRA”), the Family and Medical Leave Act, the Employee Retirement Income Security Act, as well as any claims asserting discrimination based upon age, race, sex, national origin, disability or handicap, religion, sexual orientation, marital status, entitlement to benefits, or any other protected status; (ii) wrongful termination; (iii) harassment; (iv) breach of contract; (v) breach of the covenant of good faith and fair dealing; (vi) negligence or gross negligence; (vii) negligent or intentional infliction of emotional distress; (viii) negligent or intentional misrepresentation; (ix) negligent or intentional interference with contract or prospective economic advantage; (x) retaliation; (xi) whistleblowing; (xii) defamation; (xiii) invasion of privacy; and (xiv) claims related to disability.

Released Claims shall also include, but not be limited to, claims for severance pay, bonuses, sick leave, vacation pay, life or health insurance, or any other fringe benefit. EMPLOYEE likewise releases the Company from any and all claims or potential claims for damages or relief of any kind, including but not limited to back pay, front pay, compensatory damages, punitive damages, attorneys’ fees, costs, disbursements and/or the like, or for equitable relief and reinstatement. EMPLOYEE acknowledges and agrees that the Released Claims extend to any and all claims of every nature and kind, known or unknown, suspected or unsuspected, past or present, arising from or attributable to EMPLOYEE’s employment or separation of employment with the Company, regardless of whether the lack of knowledge is the result of ignorance, oversight, error, negligence, or any other cause, and that this Agreement contemplates the extinguishment of any such claim or claims. If applicable, EMPLOYEE releases the Company from any and all claims for unpaid wages, commissions, bonuses, and/or any other form of compensation under the Massachusetts Wage Act, M.G.L. c. 149 §§ 148 and 150, et seq., claims arising under the Minnesota Human Rights Act at Minn. Stat. § 363A.31, and claims arising under the New Mexico Human Rights Act, N.M. Stat. Ann. § 28-1-1, et seq. If applicable, EMPLOYEE further expressly waives the benefit of California Civil Code Section 1542 and any analogous laws including Montana Code Annotated Section 28-1-1602, North Dakota Century Code Section 9-1302, South Dakota Codified Laws Section 20-7-11, and agrees that this Release shall extend to claims arising prior to the date EMPLOYEE signs this Agreement and which EMPLOYEE does not know or expect to exist in EMPLOYEE’s favor at this time. California Civil Code Section 1542 reads as follows: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.” Notwithstanding the foregoing, Released Claims shall not include: (i) any claims based on obligations created by or reaffirmed in this Agreement; (ii) rights or claims that may arise after the date EMPLOYEE executes this Agreement; (iii) any unemployment insurance claims and any workers' compensation claims; or (iv) any claims that cannot be waived based on applicable law. In addition, nothing in this Agreement prevents EMPLOYEE from engaging in activity protected under applicable law, as further discussed in Paragraph 11 (Protected Rights). Subject to Paragraph 11 (Protected Rights), EMPLOYEE represents and warrants that she has no lawsuit involving any Released Claim pending as of the date EMPLOYEE signs this Agreement. For the avoidance of doubt, EMPLOYEE is not required to disclose information related to any communications with any Government Agencies (as defined below). (4) Confidentiality: EMPLOYEE represents and warrants that EMPLOYEE has not disclosed, and agrees not to disclose, the amount of the payments and benefits EMPLOYEE receives or will receive pursuant to this Agreement, except that (i) EMPLOYEE may disclose such information to EMPLOYEE’s spouse, lawyer(s), tax advisor(s), or other professional(s) providing services to EMPLOYEE and (ii) EMPLOYEE may disclose such information as otherwise permitted under Paragraph 11 (Protected Rights) or applicable law. By executing this Agreement, the Parties represent and warrant that at the time of execution of this Agreement, the Parties are not aware of any alleged discriminatory or unfair employment practices engaged in, complained of, or witnessed by EMPLOYEE, and this Agreement does not in any way limit the ability of EMPLOYEE to disclose or discuss, either orally or in writing, any alleged discriminatory or unfair employment practice, including any information related to any allegations of sexual assault or sexual harassment.

(5) Defend Trade Secrets Act: EMPLOYEE acknowledges that the Company has advised EMPLOYEE that EMPLOYEE will not be held civilly or criminally liable under any federal or state trade secret law for the disclosure of a trade secret that: (i) is made (a) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney, and (b) solely for the purpose of reporting or investigating a suspected violation of law; or (ii) is made in a complaint or other document that is filed under seal in a lawsuit or other proceeding; or (iii) is made to an attorney or is used in a court proceeding in connection with a lawsuit alleging retaliation for reporting a suspected violation of law, provided that the trade secret is filed under seal and not disclosed except pursuant to court order. (6) Non-Disparagement: Except as otherwise permitted under Paragraph 11 (Protected Rights) or applicable law, EMPLOYEE promises that she shall not make, directly or indirectly, to any person or entity, including but not limited to, present or former employees of the Company, customers or vendors of the Company, any false, misleading, or disparaging oral or written statements about the Company, its employees or customers or do anything which damages the Company and/or its services, reputation, financial status, or business relationships. The Company agrees that it shall instruct Eric Ashleman, Lisa Anderson, and Sean Gillen not to make, to any future or prospective employer or entity, customer or vendor any disparaging oral or written statements about Employee. Notwithstanding the foregoing, nothing in this Paragraph or this Agreement is intended to limit EMPLOYEE’s ability to communicate with, or participate in any investigations by, any Government Agencies (as defined below) or respond accurately and fully to any request for information if required by legal process. Further, nothing in this Paragraph or this Agreement is intended to prohibit or restrain EMPLOYEE in any manner from making disclosures protected under the whistleblower provisions of federal or state law or from disclosing or discussing (either orally or in writing) alleged discriminatory or unfair employment practices, including any information related to any allegations of sexual assault or sexual harassment, or from exercising EMPLOYEE’s rights to engage in protected speech under Section 7 of the NLRA, if applicable. (7) Return of Company Property: EMPLOYEE warrants and represents that she has not removed and will not remove any Company property from its premises, except and to the extent authorized by the Company in writing. EMPLOYEE agrees to return all of the property immediately upon termination of employment, or earlier at the Company’s request, except to the extent authorized by the Company in writing. The Company’s property includes, but is not limited to, the original and any copies of any confidential information, trade secret information, Company-issued keys, pass cards, tools, samples, fax machines, cell phones, PDAs, computers (laptop and/or desk top), credit cards, files, brochures, equipment, documents, lists, reports, printouts, drawings, plans, sketches, computer disks, zip drives, printouts and any other record or document relating to the Company or its business, products or services. (8) Cooperation in Legal Matters: In consideration for the promises and payments by the Company pursuant to this Agreement, EMPLOYEE agrees to cooperate to the fullest extent possible in the preparation, defense or prosecution of any legal matters involving the Company about which EMPLOYEE has or may have personal knowledge, including any such matters which may be filed after the termination of EMPLOYEE’s employment. Nothing in this Agreement shall limit or restrict EMPLOYEE’s coverage under the IDEX Inde mnification Policy, the applicable provisions of which remain in effect following the Termination Date for any covered bases as governed by the applicable policy document. The Company agrees to reimburse EMPLOYEE for reasonable out-of-pocket costs and expenses agreed in writing in advance which are incurred by EMPLOYEE as a result of complying with this paragraph. (9) Entire Agreement & Any Prior Written Agreements: This Agreement sets forth the entire agreement and understanding of the parties and supersedes any and all prior agreements or understandings with regard to the matters covered herein, except as otherwise provided for in this Agreement. However, to the extent the parties hereto previously entered into any agreements relating to the following topics, then those agreements are still in full force and effect. These topics include: (i) the protection of Company confidential information, work product and/or trade secrets; (ii) non-solicitation of Company employees and/or customers and/or distributors; (iii) non-competition restrictions and agreements; (iv) the assignment of inventions; and/or (v) limitations on the use of intellectual property. For the avoidance of doubt, the Confidential Information, Work Product, and Restrictive Covenant Agreement dated February 8, 2024 and attached hereto as Exhibit A remains in full force and effect. Any breach of any such agreement on these topics, including but not limited to the February 8, 2024 Agreement, shall be considered a material breach of this Agreement. EMPLOYEE will forfeit any further payments otherwise owed under this Agreement following the breach, and EMPLOYEE will be required to repay to the Company any amounts already paid pursuant to this Agreement prior to the Company’s knowledge of the breach. (10) Full & Knowing Waiver: By signing this Agreement, EMPLOYEE understands and warrants that she: (i) has read this Agreement and fully understands the provisions; (ii) agrees to the terms in this Agreement knowingly, voluntarily and without coercion or pressure; (iii) has not suffered an on the job injury for which she has not already reported to the Company; (iv) has not filed any claims, complaints, or actions of any kind against the Company with any federal, state, or local court, government or administrative agency except as set forth in Paragraph 11 (Protected Rights); (v) has received all salary, wages, commissions, bonuses, and other compensation that she is entitled to as of the date of this Agreement; (vi) that this Agreement is entered into without reliance upon any statement or representation of any party hereto other than the statements and representations contained in writing herein; (vii) understands that nothing in this Agreement shall alter or reduce any vested or accrued benefits (if any) to which EMPLOYEE may be entitled under the Company’s 401(k) plan, pension plan, or heath care coverage under COBRA; (viii) has been advised, in writing, to consult with an attorney if she desires before signing and has had opportunity to do so; (ix) understands that the benefits provided herein constitute good and adequate consideration for this Agreement; (x) was given at least forty-five (45) days to consider this Agreement (although EMPLOYEE may choose to sign it sooner); provided that any changes made to this Agreement after it was first presented to EMPLOYEE does not restart the applicable 45-day period, and given seven (7) days to revoke this Agreement (the “Revocation Period”) (to revoke, EMPLOYEE must provide written revocation to Shauna Schroeder, Interim SVP, Talent & Culture before the expiration of the applicable Revocation Period to be valid and, if delivered by mail, the rescission must be postmarked within the applicable period and sent by certified mail return receipt requested); and (xi) was provided a document entitled Additional Severance Information attached to this Agreement as Exhibit B. This Agreement shall become effective upon the expiration of the Revocation Period (the “Effective Date”). Additionally, EMPLOYEE further acknowledges that her waiver and release does not apply to any rights or claims that may arise under the Age Discrimination in Employment Act after the Effective Date of this Agreement. (11) Protected Rights: Nothing in this Agreement (including, but not limited to, the Release of Claims, Confidentiality, Non-Disparagement and Cooperation in Legal Matters provisions) or any agreement between EMPLOYEE and the Company or Company policy prohibits EMPLOYEE from, or limits EMPLOYEE’s ability or right to, confidentially or otherwise (without notice or approval from the Company): (a) file a charge or complaint with, or report possible violations of law or regulation (including making disclosures protected under whistleblower provisions of state or federal law or regulation) to, the U.S. Securities and Exchange Commission ("SEC"), the Equal Employment Opportunity Commission, the Department of Labor, the National Labor Relations Board (the “NLRB”), the Occupational Safety Health Administration, the Massachusetts Commission Against Discrimination, the New York State Division of Human Rights, the Wisconsin Department of Workforce Development, Equal Rights Division, or any other federal, state, or local governmental regulatory, administrative, or law enforcement agency or commission (“Government Agencies”), except that EMPLOYEE waives the right to recover any monetary relief, benefits or payments in connection with any charge, claim, or complaint covered by the release in Paragraph 3 (Release of Claims), including as a member of any class or collective action, to the maximum extent permitted by law; provided, however that EMPLOYEE acknowledges and agrees that this Agreement does not limit EMPLOYEE’s right to receive and retain any award for information provided to the SEC or to receive a monetary award from a government-administered whistleblower award program; (b) communicate with any Government Agencies or otherwise participate in or fully cooperate or assist with any investigation or proceeding that may be conducted by any Government Agency; (c) provide truthful testimony or information (including confidential information) to Government Agencies if properly subpoenaed or as required by law or legal process without risk of being held liable by the Company for liquidated damages or other financial penalties; (d) request or receive confidential legal advice (at EMPLOYEE’s own expense); (e) engage in protected concerted activity under the NLRA for the purpose of collective bargaining or other mutual aid or protection, including, without limitation, (i) making disclosures concerning this Agreement in aid of such concerted activities, (ii) filing unfair labor practice charges, (iii) assisting others who are filing such charges, (iv) cooperating with the investigative process of the NLRB, and (v) discussing terms and conditions of employment. This Agreement will not be interpreted or applied in any way to restrain or coerce EMPLOYEE in the exercise of rights under Section 7 of the NLRA or any similar state law; or (f) make statements or disclosures believed in good faith to be truthful factual information about alleged criminal conduct or unlawful acts in the workplace, including but not limited to discrimination, harassment, or retaliation. (12) Future Employment with the Company: EMPLOYEE agrees that in the event that she applies for a job at the Company, she must first fully disclose any prior work history with the Company, and that failure to do so is grounds for immediate termination or withdrawal as a candidate. If EMPLOYEE accepts a new position with IDEX Corporation or any IDEX subsidiary or affiliated company while receiving severance pay or any other payment or benefits pursuant to this Agreement, EMPLOYEE will forfeit any future severance payments and benefits at the time she starts the new employment. (13) Illinois Law: EMPLOYEE agrees that this Agreement and its Release will be construed in accordance with the laws of the State of Illinois without regard to conflict of laws principles. (14) Severability: If any term or provision of this Agreement, or the application of it to any person or circumstances, will to any extent be held invalid or unenforceable, the remainder of this Agreement, or the application of such terms to persons or circumstances other than those as to which it is invalid or unenforceable, will not be affected thereby, and each term of this Agreement will be valid and enforceable to the fullest extent permitted by law. (15) Counterparts: This Agreement may be executed in counterparts, and each counterpart will have the same force and effect as an original and will constitute an effective, binding agreement on the part of each of the undersigned.

IN WITNESS WHEREOF the undersigned parties signed this Agreement on the dates written below. ROOPA UNNIKRISHNAN /s/ Roopa Unnikrishnan Date: 2/27/2026 IDEX SERVICE CORPORATION /s/ Tristan Bishop Printed Name: Tristan Bishop Date: 2/27/2026

EXHIBIT A

EXHIBIT B